UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report: February 5, 2013
(Date of earliest event reported: February 5, 2013)

 Revlon Consumer Products Corporation
(Exact Name of Registrant as Specified in its Charter)

Delaware	33-59650	13-3662953
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)
237 Park Avenue New York, New York	10017
(Address of Principal Executive Offices)	(Zip Code)

(212) 527-4000
(Registrant’s telephone number, including area code)

None
(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

⃞ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

⃞ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

⃞ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

⃞ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01. Other Events.

On February 5, 2013, Revlon, Inc. (“Revlon”) issued a press release (the “Press Release”) announcing that Revlon Consumer Products Corporation, Revlon’s wholly-owned operating subsidiary, priced its previously-announced notes offering.

The full text of the Press Release is attached to this Current Report on Form 8-K as Exhibit 99.1 and is incorporated by reference into this Item 8.01.

This Form 8-K shall not constitute an offer to sell, or the solicitation of an offer to buy, any securities, nor shall there be any sale of securities mentioned in this Form 8-K in any state in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such state.

Item 9.01.    Financial Statements and Exhibits.

(d) Exhibits

Exhibit No.	Description

99.1	Press Release, dated February 5, 2013 (incorporated by reference to Exhibit 99.1 to the Current Report on Form 8-K of Revlon, Inc. filed with the Securities and Exchange Commission on February 5, 2013).

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

REVLON CONSUMER PRODUCTS CORPORATION

	By:	/s/ Lauren Goldberg
Lauren Goldberg
Executive Vice President and General Counsel

Date: February 5, 2013

EXHIBIT INDEX

Exhibit No.	Description

99.1	Press Release, dated February 5, 2013 (incorporated by reference to Exhibit 99.1 to the Current Report on Form 8-K of Revlon, Inc. filed with the Securities and Exchange Commission on February 5, 2013).